SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     SEPTEMBER 17, 2003
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                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)




         CALIFORNIA                     1-9259                  94-3008908
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                Number)              Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA           94104
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (415) 765-1814
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                                  INAPPLICABLE
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          (Former name or former address if changed since last report)



Exhibit Index located on page 2.


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ITEM 5.  OTHER EVENTS

         Cash distributions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

NUMBER   EXHIBIT

99.1     Press Release dated September 17, 2003.









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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP

                              By:      Airlease Management Services, Inc.
                                       General Partner



                              By: /S/ DAVID B. GEBLER
                                  ----------------------------------------------
                                   David B. Gebler, Chairman, Chief Executive
                                   Officer

Dated: September 17, 2003






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